Exhibit 10.26c

EXECUTION COPY

THIRD AMENDMENT

TO THE

STOCKHOLDERS AGREEMENT

DATED AS OF JULY 14, 2004

BETWEEN

FGIC CORPORATION,

THE PMI GROUP, INC.,

BLACKSTONE CAPITAL PARTNERS IV L.P.,

BLACKSTONE CAPITAL PARTNERS IV-A L.P.,

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A L.P.,

CYPRESS MERCHANT BANKING PARTNERS II L.P.,

CYPRESS MERCHANT BANKING II C.V.,

CYPRESS SIDE-BY-SIDE LLC,

55TH STREET PARTNERS II L.P.,

CYPRESS FGIC INVESTORS LLC,

CIVC/FGIC INVESTMENT COMPANY LLC

CIVC PARTNERS FUND III, L.P.

CIVC PARTNERS FUND IIIA, L.P.

AND THE

MANAGEMENT INVESTORS

THIRD AMENDMENT TO THE STOCKHOLDERS AGREEMENT

This THIRD AMENDMENT TO THE STOCKHOLDERS AGREEMENT (this “Amendment”) is made as of July 14, 2004, and is among the parties signatory hereto.

BACKGROUND

1. FGIC Corporation (as successor by merger to Falcons Acquisition Corp.), a Delaware corporation (the “Company”), The PMI Group, Inc., a Delaware corporation (together with any Affiliated transferee within the contemplation of Section 2.5 of the Agreement (as defined below), “PMI”), Blackstone Capital Partners IV L.P., a Delaware limited partnership (“BCP IV”), Blackstone Capital Partners IV-A L.P., a Delaware limited partnership (“BCP IV-A”) and Blackstone Family Investment Partnership IV-A L.P., a Delaware limited partnership (“BFIP IV-A,” and together with BCP IV, BCP IV-A and any other Affiliated transferee within the contemplation of Section 2.5, “Blackstone”), Cypress Merchant Banking Partners II L.P., a Delaware limited partnership (“Cypress Onshore”), Cypress Merchant Banking II C.V., a Netherlands limited partnership (“Cypress Offshore”), Cypress Side-by-Side LLC, a Delaware limited liability company (“Cypress Side-by-Side”), 55th Street Partners II L.P., a Delaware limited partnership (“Cypress 55th Street”), Cypress FGIC Investors LLC, a Delaware limited liability company, as a “Cypress Vehicle” (as described below) (“Cypress/FGIC,” and together with Cypress Onshore, Cypress Offshore, Cypress Side-by-Side, Cypress 55th Street, any other “Cypress Vehicle,” any “Cypress Coinvestor” (as described below) and any other Affiliated transferee within the contemplation of Section 2.5 of the Agreement, “Cypress”), CIVC/FGIC Investment Company LLC, a Delaware limited liability company, as a “CIVC Vehicle” (as described below) (“CIVC/FGIC”), CIVC Partners Fund III, L.P., a Delaware limited partnership (“CIVC Fund III”), CIVC Partners Fund IIIA, L.P., a Delaware limited partnership (“CIVC Fund IIIA”, and together with CIVC/FGIC, CIVC Fund III, any other “CIVC Vehicle” and any other Affiliated transferee within the contemplation of Section 2.5 of the Agreement, “CIVC”; and together with PMI, Blackstone and Cypress, the “Investors”) and the management investors listed on Annex A to the Agreement and any other management investors who subsequently become a party to the Agreement (the “Management Investors”) pursuant to the Agreement have entered into a Stockholders Agreement dated as of August 3, 2003, as amended by the First Amendment thereto dated as of December 18, 2003 and the Second Amendment thereto dated as of February 25, 2004 (as so amended, the “Agreement”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Agreement.

2. The Company and the Investors desire to enter into Other Management Investor Agreements (as defined below) with certain officers and employees of the Company.

3. The parties hereto desire to amend the Agreement in order to enter into such Other Management Investor Agreements and to effect certain other changes to the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties, intending legally to be bound, agree as follows:

1. Amendments to Article I.

(a) Section 1.2 of the Agreement is hereby amended by adding the following definitions in their proper alphabetical order, which, in the event of a conflict with the definitions of terms in the Agreement, shall control:

“Other Management Investor” means an individual who is or will be a key member of senior management of the Company or one of its subsidiaries, the current group of which is listed on Annex E hereto (but which may be expanded by the Company with the consent of each Principal Investor).

“Other Management Investor Agreement” means a stockholder’s agreement or similar agreement which has been, or which in the future will be, entered into between the Company and one or more Other Management Investors and which may also be executed by one or more of the Investors.

(b) Section 1.2 of the Agreement is hereby amended by adding the following sentence to the end of the definition of “Registrable Securities” contained therein:

When used with respect to other securityholders (including Other Management Investors) having registration rights similar to those contained in Article VI hereof, the term “Registrable Securities” shall mean the registrable securities of such persons as defined in the applicable agreement containing such registration rights (including the Other Management Investor Agreements).

(c) Section 1.2 of the Agreement is hereby amended by deleting the definition of “Management Trust” contained therein and replacing it with the following:

“Management Trust” means, with respect to a Management Investor, a limited partnership, limited liability company, trust or custodianship, the beneficiaries of which may include only such Management Investor, his spouse (or ex-spouse) or his lineal descendants (including adopted) or, if at any time after any transfer to a Management Trust there shall be no then living spouse or lineal descendants, then to the ultimate beneficiaries of any such Management Trust or to the estate of a deceased beneficiary.

2. Amendments to Article II.

(a) Section 2.2(b) of the Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:

After the Transfer Restriction Period, any Investor, Management Investor or any of their respective Permitted Transferees may Transfer Equity Securities (i) in a Public Offering or (ii), subject to Sections 2.1(b) and 2.4, in a transaction not involving a Public Offering.

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(b) Section 2.6(c) of the Agreement is hereby amended by deleting the second paragraph of the legend therein and replacing it with the following:

THE DIRECT OR INDIRECT TRANSFER, SALE, ASSIGNMENT, DISTRIBUTION, CONTRIBUTION, EXCHANGE, GIFT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A “TRANSFER”) AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF A STOCKHOLDERS AGREEMENT AMONG THE COMPANY AND THE STOCKHOLDERS NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. [IF CERTIFICATE HELD BY A MANAGEMENT INVESTOR: THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR THE SHARES OF COMMON STOCK RECEIVED UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A CALL RIGHT AS SET FORTH IN THE STOCKHOLDERS AGREEMENT.] THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT.

(c) Section 2.7(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with following Section 2.7(a):

(a) In the event that the rights of first offer set forth in Section 2.9 are not exercised, any Investor or Permitted Transferee of any Investor proposing to Transfer any Equity Securities (a “Transferring Investor”) after the end of the Transfer Restriction Period, or as otherwise permitted under Section 2.2(c), but prior to the Qualified IPO, shall be entitled to Transfer such Equity Securities during the time periods set forth in Section 2.9(e) and (f) subject to the following. The Transferring Investor shall have the obligation, and each other Investor, Management Investor and Permitted Transferee (for purposes of this Section 2.7, the “Other Investors”) who is not then in breach of this Agreement shall have the right, to include a number of shares of each class of Equity Securities in such proposed Transfer, at the same price per security and upon the same terms and conditions as to be paid and given to the Transferring Investor(s), equal to the product (rounded up to the nearest whole number) of (i) a fraction, the numerator of which is the number of shares of such class of Equity Securities being Transferred held by such Other Investor and the denominator of which is the number of shares of such class of Equity Securities held by the Transferring Investor, all of the Other Investors seeking to exercise tag-along rights pursuant to this Section 2.7 and any other securityholders (including Other Management Investors) seeking to exercise tag-along rights similar to the provisions of this Section 2.7 contained in a comparable agreement (including an Other Management Investor Agreement), multiplied by (ii) the number of shares of such class of Equity Securities proposed to be sold in the contemplated sale. The Other

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Investors must agree to make substantially the same representations, warranties, covenants and indemnities and other similar agreements as the Transferring Investor(s) agree to make in connection with the proposed Transfer of the Equity Securities of the Transferring Investor(s).

(d) Section 2.7(b) of the Agreement is hereby amended by deleting the third sentence of such section it in its entirety and replacing it with the following third sentence of Section 2.7(b):

If any Other Investor or any other securityholder (including Other Management Investors) seeking to exercise tag-along rights similar to the provisions of this Section 2.7 contained in a comparable agreement (including an Other Management Investor Agreement) accepts the offer contained in the tag-along notice required by the first sentence of this Section 2.7(b) or the relevant section of a comparable agreement (including an Other Management Investor Agreement) and the Transferring Investor has not consummated the proposed Transfer within six months from the date of the definitive agreement providing the terms and conditions of the sale of Equity Securities by the Transferring Investor to the proposed transferee, then the provisions of this Section 2.7 shall again apply, and such Transferring Investor shall not Transfer or offer to Transfer such Equity Securities not Transferred during such time periods without again complying with this Section 2.7.

(e) Section 2.9(h) of the Agreement is hereby amended by deleting it in its entirety and replacing it with following Section 2.9(h):

(h) The requirements of the Selling Investor set forth in this Section 2.9 shall not be applicable to any (i) Transfer in accordance with Section 2.3 or Section 2.5, (ii) Transfer in a Public Offering, or (iii) Transfers as an “Other Investor” pursuant to Section 2.7 (Tag-Along Rights) or 2.8 (Drag-Along Rights).

(f) Section 2.13(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with following Section 2.13(a):

(a) Notwithstanding anything in this Agreement to the contrary but subject to Section 2.1(b), each Management Investor is entitled, from time to time, without the consent of any other party hereto, to Transfer any or all of the Common Stock owned by it to a Family Group Member or Management Trust.

(g) Section 2.14(b) of the Agreement is hereby amended by deleting clause (i) thereof and replacing it with the following clause (i):

(i) the price per share paid for such Common Stock by such Management Investor (but, for the avoidance of doubt, not including the value of any services rendered), provided that if the price per share paid for such Common Stock is zero, then the price per share paid will be deemed to be the par value and

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(h) Sections 2.14(d) and (e) of the Agreement are hereby amended by deleting them in their entirety and replacing them with the following Sections 2.14(d) and (e):

(d) If, with respect to any particular shares of Common Stock, the Company fails to exercise the Call Rights during the applicable Call Option Period, the Investors will have the Call Rights specified in this Section 2.14 for a period commencing on the date of the expiration of the Call Option Period (as it may be extended as contemplated by the proviso to the last sentence of Section 2.14(e)), and ending 30 days thereafter and each Investor may exercise the Call Rights by sending written notice to such Management Investor within such time period. If the Investors, in the aggregate, elect to exercise Call Rights with respect to a number of shares of Common Stock greater than the number of such shares held by such Management Investor and his Permitted Transferees, each Investor shall be entitled to exercise the Call Rights in relative proportions to the percentage ownership of the shares of Equity Securities of the Investors electing to exercise Call Rights. With respect to any particular shares of Common Stock, the purchase price payable by the Investors shall be determined in accordance with Section 2.14(b); provided that Fair Market Value shall be determined if applicable as of the date the first Investor exercises a Call Right with respect to such shares of Common Stock. The Company agrees to promptly provide, upon request, the address of any Management Investor listed in the personnel records of the Company.

(e) The closing of any purchase pursuant to this Section 2.14 will take place at the principal office of the Company on the 30th day after the giving of the applicable notice. In the event of any purchase by Investors, such Investors will pay the purchase price for such Common Stock by delivery of one or more bank cashier’s checks or certified checks for the purchase price. In the event of any purchase by the Company, the Company will pay the purchase price for such Common Stock (i) by delivery of a bank cashier’s check or a certified check of the Company for the purchase price or (ii) if the Company is prohibited from paying cash under any financing arrangement or otherwise, by delivery of a note payable in installments of up to five years, bearing interest at the Settlement Rate (as defined in the Purchase Agreement) in effect as of the date of the closing of the purchase; provided that in the event of any such prohibition, the Company will have the option of delaying the exercise of the Call Rights, and thereby extending the Call Option Period, until 60 days after the financing and other restrictions lapse in which case the Call Rights shall remain in full force and effect until such time.

3. Amendments to Article VI.

(a) Section 6.3(d) of the Agreement is hereby amended by deleting it in its entirety and replacing it with following Section 6.3(d):

(d) If the managing underwriter or underwriters determine in their reasonable business judgment that the total amount of Registrable Securities

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and other securities of the Company proposed to be included in an offering to which Section 6.1 or Section 6.2 applies is such as to materially adversely affect the success of such offering, then the Company shall only be obligated to include in such registered offering the amount of securities which the Company is so advised can be sold in such offering, as follows:

(i) if such registration includes a registration of shares of securities to be offered for sale by the Company (other than in connection with a registration in response to a Demand Notice), the Company shall include in such registration, to the extent of available capacity and subject to the Securityholders Agreement, first, all such securities that the Company proposes to be included in such registration, and, second, the Registrable Securities requested to be included in such registration, pro rata among the Investors, Management Investors, Permitted Transferees and other securityholders (including Other Management Investors) having similar registration rights contained in a comparable agreement (including an Other Management Investor Agreement) in the proportion that the number of Registrable Securities sought to be registered by each of them bears to the total number of Registrable Securities sought to be registered by all of them;

(ii) if such registration is a registration of Registrable Securities in response to a Demand Notice, then the Company shall include in such registration, to the extent of available capacity and subject to the Securityholders Agreement, first, the Registrable Securities requested to be included in such registration by the Investors, Management Investors, Permitted Transferees and other securityholders (including Other Management Investors) having similar registration rights contained in a comparable agreement (including an Other Management Investor Agreement), pro rata among them in the proportion that the number of Registrable Securities sought to be registered by each of them bears to the total number of Registrable Securities sought to be registered by all of them, second, such securities that the Company proposes to be included in such registration; and

(iii) if such registration is a registration of any Registrable Securities held by a Management Investor(s) or an Other Management Investor, and the managing underwriter or underwriters for such Public Offering determine, in their reasonable business judgment, that inclusion of any such Registrable Securities in the registration would have an adverse impact on the Public Offering, such Registrable Securities shall not be included in such Public Offering.

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(b) Section 6.8 of the Agreement is hereby amended by deleting it in its entirety and replacing it with following Section 6.8:

6.8 Selection of Counsel. In connection with any registration of Registrable Securities pursuant to Sections 6.1 or 6.2, the holders of a plurality of the Registrable Securities covered by any such registration (including other securityholders having similar registration rights contained in a comparable agreement) may select one counsel to represent all holders of Registrable Securities covered by such registration.

4. Amendments to Article VIII. Section 8.1 of the Agreement is hereby amended by adding the words “or Management Investor” immediately following the word “Investor”.

5. Amendments to Article IX.

(a) Section 9.2 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following Section 9.2:

9.2 Other Stockholders’ Agreements. Other than the Securityholders Agreement and the Other Management Investor Agreements (so long as consented to in writing by the Principal Investors), none of the parties hereto shall enter into any stockholder agreement or other arrangement of any kind with any Person with respect to, directly or indirectly, any Equity Securities which is inconsistent with the provisions of this Agreement. Each party hereto agrees that any agreement other than this Agreement, the Other Management Investor Agreements and the Securityholders Agreement, with respect to, directly or indirectly, any Equity Securities among any of such parties are hereby terminated and of no further force and effect.

(b) Section 9.3(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following Section 9.3(a):

(a) Subject to Section 3.2(l), which provides for written agreements specified therein of all Investors in the circumstances specified therein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all of the then Principal Investors. Amendments to this Agreement that diminish the rights of Management Investors differently than Investors holding the same class or series of Equity Securities as the Management Investors shall require the separate written approval of holders of a majority of the total number of shares of Common Stock represented by those shares of Common Stock held by the Management Investors and their Permitted Transferees and the Other Management Investors party to Other Management Investor Agreements and their Permitted Transferees (as defined in such Other Management Investor Agreements) containing an equivalent provision to the provision that is the subject of the amendment. Furthermore, Sections 3.2(a), 3.5(a) and 3.6(a) may not be amended or waived without the consent of the Company Board, which consent shall require the affirmative vote of all of the directors serving on the Company Board other than the director-designee of CIVC. The Company shall provide written notice of any amendments to this Agreement affecting the rights of a Management Investor not requiring the consent of such Management Investor within a reasonable period of time following the execution thereof.

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(c) Section 9.7 of the Agreement is hereby amended by adding the words “, any Management Investor” immediately after the words “the Company.”

(d) Section 9.16(c) of the Agreement is hereby amended by deleting it in its entirety and replacing it with following Section 9.16(c):

(c) Except as required by law or a court of competent jurisdiction, no Management Investor will disclose to anyone, other than a Management Investor’s immediate family and legal, tax or financial advisors, the existence or contents of this Agreement; provided that each Management Investor may disclose to any prospective future employer the existence of this Agreement and terms pertinent to employment with such prospective future employer, including, without limitation, the provisions of Sections 9.15 and 9.16(a)-(d) and (g) of this Agreement, provided that they agree to maintain the confidentiality of such terms.

6. Amendments to Annexes.

The Agreement is hereby amended by adding Annex E thereto in the form attached hereto as Annex E.

7. Miscellaneous.

(a) Sections 9.4 through 9.12 of the Agreement are incorporated herein by reference, and references to the Agreement in such sections shall apply to this Amendment as the context requires.

(b) Except as specifically amended by this Amendment, the provisions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the individuals whose names appear below and by the duly authorized representatives of each party hereto as of the first date written.

FGIC CORPORATION

By:	/s/ A. Edward Turi, III
Name:
Title:

THE PMI GROUP, INC.

By:	/s/ Bradley M. Shuster
Name:
Title:

BLACKSTONE CAPITAL PARTNERS IV L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	/s/ Signature Illegible
Name:
Title:

BLACKSTONE CAPITAL PARTNERS IV-A L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	/s/ Signature Illegible
Name:
Title:

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A, L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	/s/ Signature Illegible
Name:
Title:

CYPRESS MERCHANT BANKING PARTNERS II L.P.

By:	Cypress Associates II LLC,
as general partner

By:	/s/ James A. Stern
Name:
Title:

CYPRESS MERCHANT BANKING II C.V.

By:	Cypress Associates II LLC,
as managing general partner

By:	/s/ James A. Stern
Name:
Title:

CYPRESS SIDE-BY-SIDE LLC

By:	/s/ James A. Stern
Name:
Title:

55TH STREET PARTNERS II L.P.

By:	Cypress Associates II LLC,
as general partner

By:	/s/ James A. Stern
Name:
Title:

CYPRESS FGIC INVESTORS LLC

By:	Cypress Merchant Banking Partner II L.P.,
as Managing Member

By:	Cypress Associates II LLC,
as general partner

By:	/s/ James A. Stern
Name:
Title:

CIVC/FGIC INVESTMENT COMPANY LLC
as a CIVC Vehicle (as defined herein)

By:	CIVC Partners, L.P.,
its Managing Member

By:	CIVC Management GP, LLC,
its General Partner

By:	/s/ Dan Helle
Name:
Title:

CIVC PARTNERS FUND III, L.P.

By:	CIVC GP III, L.P.,
its General Partner

By:	GP III, LLC,
its General Partner

By:	/s/ Dan Helle
Name:
Title:

CIVC PARTNERS FUND IIIA, L.P.

By:	CIVC GP IIIA, L.P.,
its General Partner

By:	CIVC GP, LLC,
its General Partner

By:	/s/ Dan Helle
Name:
Title:

Thomas Adams

/s/ Thomas Adams

Frank Bivona

/s/ Frank Bivona

Jeffrey Fried

/s/ Jeffrey Fried

Howard Pfeffer

/s/ Howard Pfeffer

Timothy Travers

/s/ Timothy Travers